SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2009

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:	Results of Operations and Financial Condition.

On April 20, 2009, Regency Centers Corporation issued a press release announcing its preliminary results of operations for first quarter 2009. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01:	Regulation FD Disclosure.

On April 20, 2009, Regency issued a press release announcing the proposed offering of common stock in an underwritten public offering pursuant to its effective shelf registration statement previously filed with the Securities and Exchange Commission. A copy of the press release is furnished as Exhibit 99.2 and is incorporated herein by reference.

In the April 20, 2009 press release furnished as Exhibit 99.1 and incorporated herein by reference, Regency announced updates regarding anticipated dividends and 2009 earnings guidance.

Regency estimates that its Funds From Operations (“FFO”), a widely accepted supplemental measure of performance of real estate investment trusts, will be approximately $0.17 per diluted common share for the year ended December 31, 2009, after considering the effect of the proposed offering of 7,700,000 shares of common stock announced today in the press release furnished as Exhibit 99.2. See Exhibit 99.1 for the definition of FFO.

Forward-looking statements, including estimates of future FFO per share, involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency with the Securities and Exchange Commission, including the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of Regency’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release of Regency Centers Corporation dated April 20, 2009 relating to preliminary results for first quarter 2009 and updated 2009 guidance

Exhibit 99.2	Press release of Regency Centers Corporation dated April 20, 2009 relating to proposed common stock offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

April 20, 2009	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President Finance and Principal Accounting Officer